UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
December 17, 2009
CENTRA FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
Registrant’s telephone number, including area code: (304) 598-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 17, 2009, the board of directors of Centra Financial Holdings, Inc., (the Company) approved a reorganization and reassignment of duties among its executive officers to better position the Company for growth opportunities. This reorganization was the result of reviews by the management and board of directors of Centra, and it was not caused by any disagreement between any executive officer and the Company. The reorganization will have no effect on the levels or forms of compensation of any executive officer, although the employment agreements of each affected officer will be amended to reflect the new title and duties. Effective in mid-January of 2010, the following persons will be executive officers of the Company.

			Principal Occupation
Name	Age	Position	Last Five Years
Douglas J. Leech	55	Chairman, President and Chief Executive Officer (unchanged)	Chairman, President and Chief Executive Officer, Centra Financial Holdings, Inc., and Centra Bank, Inc.

Henry M. Kayes, Jr.	42	Executive Vice President, Chief Credit Officer (formerly Chief Operating Officer)	Executive Vice President, formerly Senior Vice President and Martinsburg City Executive Officer with Branch Banking and Trust Company

Kevin D. Lemley	55	Senior Vice President and Chief Credit Administration Officer (formerly Chief Financial Officer)	Senior Vice President, Centra Financial Holdings, Inc., and Centra Bank, Inc., former Senior Vice President and Manager of Statewide Lending and Chief Financial Officer for Huntington National Bank, West Virginia

Darren Williams	37	Senior Vice President and Chief Financial Officer (formerly Senior Vice President and Chief Information Officer)	Senior Vice President, Centra Bank, Inc., former Chief Information Officer with the WVU Foundation and Senior Manager with Ernst & Young LLP

E. Richard Hilleary	61	Senior Vice President (unchanged)	Senior Vice President, former Vice President of Commercial Lending, Huntington National Bank, West Virginia

Karla Strosnider	47	Senior Vice President (unchanged)	Senior Vice President, former Assistant Vice President, Operations, One Valley Bank-Charleston

Timothy P. Saab	52	Senior Vice President (unchanged)	Senior Vice President, former Vice President Private Financial Group for Huntington National Bank, West Virginia

John T. Fahey	48	Senior Vice President (unchanged)	Senior Vice President, former Marketing Director, Huntington National Bank, West Virginia
     None of the executive officers is related to another executive officer or to any director.

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 22, 2009	Centra Financial Holdings, Inc.
By	/s/ Douglas J. Leech
Douglas J. Leech, President and
Chief Executive Officer